                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 24, 2001


                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


          0-31164                                        34-0676895
  (Commission File Number)                    (IRS Employer Identification No.)


                  660 Beta Drive, Mayfield Village, Ohio 44143
               (Address of Principal Executive Offices, Zip Code)

                                 (440) 461-5200
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 24, 2001, the Board of Directors of Preformed Line Products Company, an Ohio corporation ("PLP"), voted to approve the engagement of PricewaterhouseCoopers LLP ("PwC") as PLP's independent accountant for the fiscal year ending December 31, 2001. PwC replaces Ernst & Young LLP ("E&Y"), who was dismissed as PLP's independent accountant effective October 24, 2001. The decision to dismiss E&Y was communicated by PLP to E&Y on October 24, 2001. PLP's audit committee did not recommend or approve the change in accountant since the entire Board of Directors considered the matter.

         The reports of E&Y on PLP's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of PLP's financial statements for each of the two fiscal years ended December 31, 2000 and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. PLP has requested E&Y to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 26, 2001, is filed as Exhibit 16.1 to this Form 8-K.

         During the two most recent fiscal years and the subsequent interim period through October 24, 2001 neither PLP nor anyone on behalf of PLP consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on PLP's financial statements; or on any matter considered important by PLP in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits

                 16.1 Ernst & Young LLP Letter of Agreement dated October 26, 2001 to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of Securities and Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PREFORMED LINE PRODUCTS COMPANY


Date:    October 26, 2001         /s/ Robert G. Ruhlman
                                  ------------------------------------------
                                  Robert G. Ruhlman
                                  President and Chief Executive Officer
                                  (Principal Executive Officer)

Date:    October 26, 2001         /s/ Eric R. Graef
                                  --------------------------------------------
                                  Eric R. Graef
                                  Vice President - Finance and Treasurer
                                  (Principal Accounting Officer)

















                                     Page 2